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Exhibit 10.32

AMENDMENT NO.1
TO THE DISTRIBUTION & INVENTORY MANAGEMENT
SERVICES AGREEMENT

        THIS AMENDMENT NO. 1, dated as of December 10th, 2004 (the "Amendment"), by and between Cardinal Health*, an Ohio corporation with its principal place of business located at 7000 Cardinal Place, Dublin, OH 43017 ("Cardinal Health"), and Prometheus Laboratories Inc. ("Prometheus"), amends the Distribution & Inventory Management Services Agreement, dated as of June 1st, by and between Cardinal Health and Prometheus, as follows (unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Agreement):

  1.
  Addition of a New Product NDC# to Distribution and Inventory Management Services Agreement

        The Distribution & Inventory Management Services Agreement by and between Cardinal Health and Prometheus shall be amended to expand the Exhibit A Products Section to include one (1) new NDC Product #'s as follows:

Current NDC#	Product Description
00186-0702-10	Entocort® EC 3mg Capsules

        The new NDC # will be added to the Distribution & Inventory management Services Agreement Exhibit A Products section and have an effective date of January 1st, 2005.

        All other Terms and Conditions of the Distribution & Inventory Management Services Agreements will remain in effect.

        IN WITNESS WHEREOF, the parties hereto have caused the Amendment to be duly executed as of the date first set forth above.

Prometheus Laboratories Inc.		Cardinal Health*
By:	/s/ MICHAEL SWANSON Name: Michael Swanson Title: VP, Finance and Chief Financial Officer Prometheus Laboratories, Inc.	By:	/s/ JIM SCOTT Name: Jim Scott Title: SVP, Purchasing Cardinal Health Inc.

*
The term "Cardinal Health" shall include the following affiliated operating companies: Cardinal Health 110, Inc., formerly known as Whitmire Distribution Corporation, a Delaware corporation (Folsom, California); Cardinal Health 106, Inc., formerly known as James W. Daly, Inc., a Massachusetts corporation (Peabody, Massachusetts); Cardinal Health 103, Inc., formerly known as Cardinal Southeast, Inc., a Mississippi corporation (Richland, Mississippi); Cardinal Health 100, Inc., formerly known as Bindley Western Industries, Inc., an Indiana corporation (Indianapolis, Indiana); Cardinal Health 104, LP f/k/a Cardinal Distribution, L.P., an Ohio limited partnership (Dublin, Ohio) Cardinal Health 107, Inc., formerly known as National Pharmpak Services, Inc., an Ohio corporation, Cardinal Health 108, Inc., formerly known as National Specialty Services, Inc., a Tennessee corporation, and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.

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  Exhibit 10.32